UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

CYABRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43214	99-4210757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13 Gershon Shatz Tel Aviv Israel	6997543
(Address of registrant’s principal executive office)	(Zip code)

+972-54-768-8642

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CYAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, on July 9, 2026, Cyabra, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Alpha Capital Anstalt (the “Holder”) that holds the outstanding Series C Convertible Preferred Stock (“Series C Preferred Shares”), pursuant to which the Holder agreed to exchange an amount of Series C Preferred Shares with an aggregate value of $10,660,000 (the “Preferred Shares Value”), and the Company agreed to issue to the Holder, in the exchange therefor: (i) the number of shares of common stock (“Common Stock”); (ii) if applicable, pre-funded warrants; and (iii) Series A common warrants and the Series B common warrants, as if the Holder had invested additional cash equal to the Preferred Shares Value in the Company’s private placement offering that was conducted on July 9, 2026. Effective upon the closing of the transactions contemplated by the Exchange Agreement (the “Exchange Closing”), the Series C Preferred Shares held by the Holder shall automatically be cancelled, retired and restored to the status of authorized but unissued shares of the Series C Preferred Shares. The Exchange Closing was subject to various closing conditions, including the receipt of stockholder approval.

On July 9, 2026, the Company entered into a conversion agreement (the “Conversion Agreement”) with the holders (the “Holders”) of an aggregate of 35,648,276 of Series A Preferred Shares and Series B Convertible Preferred Stock (“Series B Preferred Shares” and together with the Series A Preferred Shares, the “Preferred Shares”), pursuant to which the Holders agreed that upon the closing of the transactions contemplated by the Conversion Agreement (the “Conversion Closing”), all of the outstanding Preferred Shares shall be deemed to have been converted into shares of Common Stock (or pre-funded warrants in lieu thereof). Pursuant to the Conversion Agreement, the Company and the Holders agreed to amend the terms of the Certificates of Designation governing the Preferred Shares to reduce the conversion price of each class of Preferred Shares to $0.435 per share. The Conversion Closing was subject to various closing conditions, including the receipt of stockholder approval.

On September 2, 2026, the Company received stockholder approval for the Exchange Agreement and the Conversion Agreement. As a result, on September 3, 2026, the Company filed an Amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) and an Amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) with the Secretary of State of the State of Delaware. The Series A Certificate of Designation and the Series B Certificate of Designation were amended to reduce the conversion price of each class of Preferred Shares to $0.435 per share and remove certain anti-dilution protections. The filing of the Series A Certificate of Designation and the Series B Certificate of Designation was intended to amend and restate the conversion price of each class of Preferred Shares as mentioned above, and no additional securities were issued or sold as a result.

As a result of the foregoing, the Company closed the transactions contemplated by the Exchange Agreement on September 9, 2026, and in exchange for the Series C Preferred Shares, with the Preferred Shares Value and at a purchase price of $0.4349, issued the Holder: (i) 24,505,747 pre-funded warrants (the “Pre-Funded Warrants”) to purchase 24,505,747 shares of Common Stock, (ii) Series A warrants (the “Series A Common Warrants”) to purchase 24,505,747 shares of Common Stock and (iii) Series B warrants (the “Series B Common Warrants”) to purchase 24,505,747 shares of Common Stock. The Pre-Funded Warrants have an exercise price of $0.0001 per share, are exercisable immediately upon issuance and remain exercisable until exercised in full. The Series A Common Warrants have an exercise price of $0.50 per share and, following receipt of stockholder approval, are exercisable immediately and will expire five years from the initial exercise date. The Series B Common Warrants have an exercise price of $0.45 per share and, following receipt of stockholder approval, are exercisable immediately and will expire twelve months from the initial exercise date. At the Exchange Closing, the Series C Preferred Shares were automatically cancelled, retired and restored to the status of authorized but unissued shares of the Series C Preferred Shares.

In addition, on September 9, 2026, the Company closed the transactions contemplated by the Conversion Agreement and in exchange for the Preferred Shares, issued the Holders 9,756,323 shares of Common Stock and a Pre-Funded Warrant to purchase up to 25,006,895 shares of common stock. At the closing of the transaction contemplated by the Conversion Agreement, the Preferred Shares were automatically cancelled, retired and restored to the status of authorized but unissued shares of the Series A Preferred Shares and Series B Preferred Shares, respectively.

The foregoing descriptions of the Company’s Series A Certificate of Designation, Series B Certificate of Designation, form of Pre-Funded Warrant, form of Series A Common Warrant, form of Series B Common Warrant, Exchange Agreement and the Conversion Agreement are qualified in their entirety by reference to the full text of such document, copies of which are filed as Exhibits 3.1, 3.2, 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The response to this item is included in Item 3.02, Unregistered Sales of Equity Securities, and is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
3.2*	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 filed with the Company’s Current Report on Form 8-K filed on July 10, 2026).
4.2	Form of Series A Warrant (incorporated by reference to Exhibit 4.2 filed with the Company’s Current Report on Form 8-K filed on July 10, 2026).
4.3	Form of Series B Warrant (incorporated by reference to Exhibit 4.3 filed with the Company’s Current Report on Form 8-K filed on July 10, 2026).
10.1	Exchange Agreement (incorporated by reference to Exhibit 10.4 filed with the Company’s Current Report on Form 8-K filed on July 10, 2026).
10.2	Conversion Agreement (incorporated by reference to Exhibit 10.3 filed with the Company’s Current Report on Form 8-K filed on July 10, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYABRA, INC.

Date: September 10, 2026	By:	/s/ Dan Brahmy
	Name:	Dan Brahmy
	Title:	Chief Executive Officer

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